OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      For the month ended November 30, 1998



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)


                                                       Document      Previously     Explanation
Required Attachments:                                  Attached       Submitted      Attached

1.  Tax Receipts                                          ( )            (X)            (X)

2.  Bank Statements                                       ( )            ( )            (X)

3.  Most recently filed Income Tax Return                 ( )            (X)            (X)

4.  Most recent Annual Financial Statements               ( )            (X)            ( )
     prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


                                   Senior Vice President/Chief Financial Officer
--------------------------------   ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                       TITLE



     David R. Gibson                          December 23, 1998
---------------------------------             -----------------
PRINTED NAME OF RESPONSIBLE PARTY                   DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                      For the month ended November 30, 1998



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)



1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

    Please see the Status of Post Petition Taxes attached hereto for the month's activity.



2. The Debtors have 37 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.



3. The Debtors have filed final federal and state income tax returns for the years ended December 31, 1997 and 1996 and have made estimated income tax payments for 1998 where applicable. Copies of these tax returns are available upon request. Previously, the Debtors filed copies of such income tax returns for the year ended December 31, 1995 with the US Trustee.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      For the month ended November 30, 1998



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)




See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement of Financial Accounting Standards No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets. As a result of the sale transaction, the Company no longer receives approximately $0.2 million of monthly rental revenue included in Service, Rents & Maintenance revenue and the Company will incur an additional $0.8 million of monthly rent expense included in Service, Rents & Maintenance expense. The estimated income tax expense of the sale transaction is approximately $0.7 million.





                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
                          For the Months Ended November
                           30, 1998, October 31, 1998
                            and September 30, 1998
                                  (Unaudited)
                                (in thousands)

                                                          November       October      September
                                                           1998            1998         1998
                                                         --------       --------       --------
Paging Revenues
  Service, Rents & Maintenance                            $34,452(1)     $34,778(1)     $34,682(1)

Equipment Sales
  Product Sales                                             2,017          2,374          1,961
  Cost of Products Sold                                     2,065          2,203          1,868
                                                         --------       --------       --------
    Equipment Margin                                          (48)           171             93

  Net Revenue                                              34,404         34,949         34,776

Operating Expense
  Service, Rents & Maintenance                              9,337(1)      9,537 (1)       9,505(1)
  Selling                                                   5,053          5,185          4,920
MaGeneral & Administrative                                 10,276         11,379         11,077

                                                         --------       --------       --------
  Operating  Expense Before Depr. & Amort                  24,666         26,101         25,502

  EBITDA Before Reorganization and Restructuring Costs      9,738          8,848          9,274

  Reorganization Costs                                      1,482          1,596          1,514
  Restructuring Costs                                           0            175              0
                                                         --------       --------       --------

  EBITDA after Reorganization and Restructuring Costs       8,256          7,078          7,760

Depreciation                                                6,852          6,981          6,680
Amortization                                                2,481          2,481          2,484
Amortization of Deferred Gain                                (389)          (389)          (389)
                                                         --------       --------       --------
  Total Depreciation and Amortization                       8,944          9,073          8,775

Operating Income(Loss)                                       (688)        (1,995)        (1,015)

Interest Expense                                            3,436          3,661          3,676
Gain on Sale of Tower Assets                                    0              0         94,165(1)
Other Income(Expense)                                           9            (65)             2
Income Taxes                                                    0              0            678(1)
         (G & A / Operations                              --------       --------       --------

Net Income(Loss)                                         ($ 4,115)      ($ 5,722)      $ 88,796
                                                         ========       ========       ========


                             See Accompanying Notes.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                      For the month ended November 30, 1998



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)




See balance sheet attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


(1) On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement of Financial Accounting Standards No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets.

(2) Includes an adjustment to previously reported amounts of approximately $3.6 million to reclassify certain liabilities, primarily operating taxes, from Accrued Expenses and Other Current Liabilities to Accrued Expenses and Other Current Liabilities - Pre Petition.


                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheets
        As of November 30, 1998, October 31, 1998 and September 30, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                              November          October          September
                                                                                1998              1998              1998
                                                                            -----------       -----------       -----------
Assets:
      Current Assets:
            Cash                                                            $     4,016       $     2,415       $     9,814
            Accounts Receivable, Net                                             34,995            37,548            38,127
            Inventory                                                             1,597             1,621             1,167
            Prepaid Expenses                                                      4,641             6,011             6,391
            Other Current Assets                                                  4,943             4,929             5,399
                                                                            -----------       -----------       -----------
                    Total Current Assets                                         50,192            52,524            60,898

      Noncurrent Assets:
            Property and Equipment, Net                                         217,645           218,313           218,873(1)
            Deferred Financing Fees, Net                                         19,599            19,902            20,206
            Investment In Net Assets Of Equity Affiliate                          1,612             1,691             1,691
            Intangible Assets, Net                                              268,368           270,828           273,287
            Other Assets                                                            858               880               901
                                                                            -----------       -----------       -----------
                   Total Noncurrent Assets                                      508,082           511,614           514,959

            Total Assets                                                    $   558,274       $   564,138       $   575,857
                                                                            ===========       ===========       ===========

Liabilities and Stockholders' Equity:
      Liabilities Not Subject to Compromise:
            DIP Credit Facility                                             $         0       $         0       $         0
            Accrued Reorganization Costs                                          5,133             4,803             7,001
            Accrued Wages, Benefits and Payroll Taxes                            10,609             9,262            12,398
            Accounts Payable - Post Petition                                      5,056             7,127             2,106
            Accrued Interest                                                      3,616             3,928             4,145
            Accrued Expenses and Other Current Liabilities                       29,123            28,373(2)         32,503(2)
            Advance Billings and Customer Deposits                               28,843            30,239            31,340
            Deferred Gain on Tower Sale                                          68,833(1)         69,222(1)         69,611(1)
                                                                            -----------       -----------       -----------
                             Total Liabilities Not Subject To Compromise        151,214           152,954           159,104

      Liabilities Subject to Compromise:
            Accrued Wages, Benefits and Payroll Taxes                             3,085             3,085             3,086
            Chase Credit Facility                                               479,000           479,000           479,000(1)
            Notes Payable - 10 1/2%                                             174,125           174,125           174,125
            Notes Payable - 9 3/8%                                              250,000           250,000           250,000
            Notes Payable - Yampol                                                  986               986               986
            Notes Payable - Dial Page 12 1/4%                                     1,570             1,570             1,570
            Accrued Interest                                                     20,423            20,423            20,423
            Accounts Payable- Pre Petition                                       16,107(1)         16,109(2)         16,147(2)
            Accrued Expenses and Other Current Liabilities - Pre Petition        20,974            20,974            20,877
            Other Liabilities                                                     4,812             4,819(2)          4,724(2)
                                                                            -----------       -----------       -----------
                    Total Liabilities Subject To Compromise                     971,083           971,091           970,938

      Deferred Tax Liability                                                      2,655             2,655             2,655

      Stockholders' Equity
            Class A Common Stock                                                     50                50                50
            Class B Common Stock                                                      2                 2                 2
            Additional Paid-In Capital                                          689,148           689,148           689,148
            Accumulated Deficit - Pre Petition                               (1,171,108)       (1,171,108)       (1,171,108)
            Accumulated Deficit - Post Petition                                 (78,648)          (74,532)          (68,811)
                                                                            -----------       -----------       -----------
                    Total Stockholders' Equity                                 (560,555)         (556,439)         (550,718)
            Less:
            Treasury Stock                                                       (6,123)           (6,123)           (6,123)
                                                                            -----------       -----------       -----------
                    Total Stockholders' Equity                                 (566,678)         (562,562)         (556,841)

            Total Liabilities and Stockholders' Equity                      $   558,274       $   564,138       $   575,857



                             See Accompanying Notes

Footnotes to the Financial Statements:

1. These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.



2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").


    The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.



    On August 20, 1998, Arch Communications Group, Inc. ("Arch") and the Debtors announced a definitive merger agreement for Arch to acquire the Debtors. This merger agreement was amended as of September 3, 1998 and as of December 1, 1998. Under the terms of the agreement, Arch will acquire the Debtors for a combination of cash, the assumption of certain liabilities, and the issuance of Arch common stock and rights to acquire Arch common stock and, in certain circumstances, to acquire warrants. The transaction will be implemented through the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on December 2, 1998 ("the Amended Plan"). A Disclosure Statement related to the Amended Plan was approved by the Bankruptcy Court on December 11, 1998 and a hearing date for confirmation of the Amended Plan was set for February 3, 1999.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement of Financial Accounting Standard No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets. As a result of the sale transaction, the Company no longer receives approximately $0.2 million of monthly rental revenue previously included in Service, Rents & Maintenance revenue and the Company will incur an additional $0.8 million of monthly rent included in Service, Rents & Maintenance expense. The estimated income tax expense of the sale transaction is approximately $0.7 million.

5. The Company is one of the largest paging companies in the U.S., with approximately 3.1 million units in service at November 30, 1998, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

6. As previously announced in its September 27, 1996 and October 21, 1996 releases, misrepresentations and other violations had occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of the Company's approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

    On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

      On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

    On June 6, 1997, the FCC issued an order staying the hearing proceeding in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order was originally granted for ten months and was extended by the FCC through October 6, 1998. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company, as reflected in the Amended Plan, will result in a change of control.

    On September 2, 1998, the Company and Arch filed a joint Second Thursday application. The Company believes the plan of reorganization referenced in the application satisfies the conditions of Second Thursday. On October 5, 1998, a supplement was filed to notify the FCC of certain modifications to the proposed transaction. The application was accepted for filing by public notice dated October 15, 1998. On October 16, 1998, the Company and Arch filed a joint supplement of data requested by the staff of the Wireless Telecommunications Bureau to assist in their evaluation of the application. Public comments on the Second Thursday application were due November 16, 1998. On that date, the FCC's Wireless Telecommunications Bureau and the Pre-Petition Lenders filed comments generally supporting grant of the application. MobileMedia, Arch and the Pre-Petition Lenders each submitted timely reply comments. The designated pleading cycle on the Second Thursday application is now closed.

    In the event that the Company were unable to consummate the Amended Plan or any other plan of reorganization that satisfies the conditions of Second Thursday, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                      For the month ended November 30, 1998



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)



The Debtors have 37 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement pf Financial Accounting Standards No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets.


                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
 For The Months Ended November 30, 1998, October 31, 1998 and September 30, 1998
                                   (Unaudited)
                                 (in thousands)

                                                               November       October      September
                                                                 1998           1998         1998
                                                               -------       -------       ---------
Operating Activities
    Net Income(Loss)                                           ($4,115)      ($5,722)      $  88,796
    Adjustments To Reconcile Net Income(Loss) To Net Cash
    Provided By (Used In) Operating Activities:
       Depreciation And Amortization                             9,333         9,462           9,164
       Provision For Uncollectible Accounts And Returns          1,030         1,041           1,021
       Amortization of Deferred Gain on Sale of Tower Assets      (389)(1)      (389)(1)        (389)(1)
       Income Taxes                                                  0             0             678 (1)
       Undistributed Earnings Of Affiliate                           0             0              43
       Recognized Gain On Sale Of Tower Assets                       0             0         (94,165)(1)
       Deferred Financings Fees, Net                               304           304             304
       Change In Operating Assets and Liabilities:
          Accounts Receivable                                    1,523          (461)         (1,677)
          Inventory                                                 24          (454)             73
          Prepaid Expenses And Other Assets                      1,436           850          (1,156)
          Accounts Payable, Accrued Expenses and Other          (1,361)       (5,609)           (364)
                                                               -------       -------       ---------
Net Cash Provided By (Used In) Operating Activities              7,785          (978)          2,330


Investing Activities
    Construction And Capital Expenditures,
          Including Net Change In Pager Assets                  (6,184)       (6,420)         (5,385)
    Net Proceeds From the Sale of tower assets                       0             0         169,703 (1)
    Other
                                                               -------       -------       ---------
Net Cash Provided By (Used In) Investing Activities             (6,184)       (6,420)        164,318


Financing Activities


    Payment to Chase Credit Facility                                 0             0        (170,000)(1)
    Borrowings (Repayments) of DIP Credit Facility                   0             0               0
                                                               -------       -------       ---------
Net Cash Provided By (Used In) Financing Activities                  0             0        (170,000)


Net Increase (Decrease) In Cash And Cash Equivalents             1,601        (7,398)         (3,352)
Cash And Cash Equivalents At Beginning Of Period                 2,415         9,814          13,165     $13,165
                                                               -------       -------       ---------     =======
Cash And Cash Equivalents At End Of Period                     $ 4,016       $ 2,415       $   9,814
                                                               =======       =======       =========


                                                        See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                STATEMENT OF ACCOUNTS RECEIVABLE AGING AND AGING
                        OF POSTPETITION ACCOUNTS PAYABLE

                      For the month ended November 30, 1998



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)




ACCOUNTS RECEIVABLE AGING

                  $19,781,010   0 - 30 days old
                 ---------------------------------------------------------------
                   13,043,496  31 - 60 days old
                 ---------------------------------------------------------------
                    5,834,325  61 - 90 days old
                 ---------------------------------------------------------------
                   10,404,585  91+ days old
                 ---------------------------------------------------------------
                   49,063,416  TOTAL TRADE ACCOUNTS RECEIVABLE
                 ---------------------------------------------------------------
                 (14,524,000)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
                 ---------------------------------------------------------------
                   34,539,416  TRADE ACCOUNTS RECEIVABLE (NET)
                 ---------------------------------------------------------------
                      455,407  OTHER NON-TRADE RECEIVABLES
                 ---------------------------------------------------------------
                 $ 34,994,823  ACCOUNTS RECEIVABLE, NET
                 ---------------------------------------------------------------



AGING OF POSTPETITION ACCOUNTS PAYABLE

                                       0-30         31-60       61-90       91+
                                       Days         Days        Days        Days        Total
                                    ------------------------------------------------------------
ACCOUNTS PAYABLE                    $ 2,803,338    1,505,332    747,229           0   $5,055,899
                                    ------------------------------------------------------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                      For the month ended November 30, 1998

Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)



-------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
-------------------------------------------------------------------------------------------------
                          BEGINNING       AMOUNT                    ENDING
                           TAX           WITHHELD      AMOUNT         TAX      DELINQUENT
                         LIABILITY      OR ACCRUED      PAID       LIABILITY      TAXES
-------------------------------------------------------------------------------------------------
FEDERAL
-------------------------------------------------------------------------------------------------
WITHHOLDING               $        0   $1,078,281   $1,078,281   $        0          $0
-------------------------------------------------------------------------------------------------
FICA-EMPLOYEE                      0      574,905      574,905            0           0
-------------------------------------------------------------------------------------------------
FICA-EMPLOYER                      0    1,710,774    1,682,730       28,044           0
-------------------------------------------------------------------------------------------------
UNEMPLOYMENT                       0        5,760        5,484          276           0
-------------------------------------------------------------------------------------------------
INCOME                             0            0            0            0           0
-------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES                0    3,369,720    3,341,400       28,320           0
-------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------
WITHHOLDING                   58,871      198,598      183,144       74,325           0
-------------------------------------------------------------------------------------------------
SALES                        515,715    1,100,375    1,172,533      443,557           0
-------------------------------------------------------------------------------------------------
UNEMPLOYMENT                   1,049       27,745       27,586        1,208           0
-------------------------------------------------------------------------------------------------
REAL PROPERTY              3,253,286      383,893      123,219    3,513,960           0
-------------------------------------------------------------------------------------------------
OTHER                      3,761,944      795,829      644,546    3,913,227           0
-------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL      7,590,865    2,506,440    2,151,028    7,946,277           0
-------------------------------------------------------------------------------------------------
TOTAL TAXES               $7,590,865   $5,876,160   $5,492,428   $7,974,597          $0
-------------------------------------------------------------------------------------------------

                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                      For the month ended November 30, 1998


                                  INSIDERS (1)

--------------------------------------------------------------------------------------------------
       Payee Name         Position                     Salary/Bonus/      Reimbursable
                                                        Auto Allowance       Expenses     Total
--------------------------------------------------------------------------------------------------
Alvarez & Marsal Inc. -   Chairman -                     $   54,167      $    8,092      $ 62,259
Joseph A. Bondi           Restructuring
--------------------------------------------------------------------------------------------------
Burdette, H. Stephen      Senior VP Corporate                15,000             369        15,369
                          Development and
                          Senior VP Operations
--------------------------------------------------------------------------------------------------
Grawert, Ron              Chief Executive                    30,769           3,535        34,304
                          Officer
--------------------------------------------------------------------------------------------------
Gray, Patricia            Secretary/VP and                   13,846               0        13,846
                          General Counsel
--------------------------------------------------------------------------------------------------
Gross, Steven             Executive VP Sales &               17,769           3,972        21,741
                          Marketing
--------------------------------------------------------------------------------------------------
Hilson, Debra             Assistant Secretary                 4,848               0         4,848
--------------------------------------------------------------------------------------------------
Pascucci, James           Treasurer                           8,400             889         9,289
--------------------------------------------------------------------------------------------------
Panzella, Vito            VP / Controller                     9,377               0         9,377
--------------------------------------------------------------------------------------------------
Witsaman, Mark            Senior VP and Chief                15,269           6,358        21,627
                          Technology Officer
--------------------------------------------------------------------------------------------------
                                                         TOTAL PAYMENTS TO INSIDERS     $ 192,660
--------------------------------------------------------------------------------------------------

(1) Excludes 19 non-executive officers of subsidiaries who were paid salaries and reimbursable expenses in the aggregate of $199,316.

                      For the month ended November 30, 1998


                                  PROFESSIONALS

-------------------------------------------------------------------------------------------------
                                                                                    Holdback and
                                            Date of                                   Invoice
         Name and Relationship               Court        Invoices       Invoices      Balances
                                           Approval     Received (1)       Paid          Due
----------------------------------------- ------------ -------------- ------------- -------------
1.  Ernst & Young - Auditor, Tax and        1/30/97        $   --    $      --     $  459,454
      Financial Consultants to Debtor                                                    --
-------------------------------------------------------------------------------------------------
2.  Latham & Watkins - Counsel to Debtor    1/30/97          91,257       44,824      243,052
-------------------------------------------------------------------------------------------------
3.  Alvarez & Marsal Inc.-                  1/30/97         164,681      130,599      294,943
      Restructuring Consultant to
      Debtor (2)
-------------------------------------------------------------------------------------------------
4.  Sidley & Austin - Bankruptcy            1/30/97            --           --        889,090
      Counsel to Debtor
-------------------------------------------------------------------------------------------------
5.  Young, Conaway, Stargatt & Taylor -     1/30/97          63,362         --         64,844
      Delaware Counsel to Debtor
-------------------------------------------------------------------------------------------------
6.  Wiley, Rein & Fielding - FCC            1/30/97          76,314         --        204,713
      Counsel to Debtor
-------------------------------------------------------------------------------------------------
7.  Koteen & Naftalin - FCC Counsel to      6/11/97            --           --          3,945
      Debtor
-------------------------------------------------------------------------------------------------
8.  Houlihan, Lokey, Howard & Zukin -       6/04/97         181,550         --        226,550
      Advisors to the Creditors'
      Committee
-------------------------------------------------------------------------------------------------
9.  Jones, Day, Reavis & Pogue -            4/03/97         161,657      341,037      252,689
      Counsel to the Creditors'
      Committee
-------------------------------------------------------------------------------------------------
10. Morris, Nichols, Arsht & Tunnell -      4/03/97           3,435        1,065        4,040
      Delaware Counsel to the
      Creditors' Committee
-------------------------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton &         4/25/97           1,308        3,319        2,155
      Garrison - FCC Counsel to the
      Creditors' Committee
-------------------------------------------------------------------------------------------------
12. The Blackstone Group LP - Financial     7/10/97         126,434      107,114      226,434
      Advisors to Debtor
-------------------------------------------------------------------------------------------------
13. Gerry, Friend & Sapronov, LLP. -        10/27/97         57,169         --        125,843
      Counsel to Debtor
-------------------------------------------------------------------------------------------------
                        TOTAL                              $927,167   $  627,958   $2,997,752
-------------------------------------------------------------------------------------------------



(1) Excludes invoices for fees and expenses through November 30, 1998 that were received by the Debtors subsequent to November 30, 1998.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

-------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
For the month ended November 30, 1998
-------------------------------------------------------------------------------------------------
                                                   SCHEDULED        AMOUNTS
                                                    MONTHLY          PAID            TOTAL
                                                   PAYMENTS         DURING           UNPAID
NAME OF CREDITOR                                      DUE            MONTH        POSTPETITION
-------------------------------------------------------------------------------------------------
The Chase Manhattan Bank - (Interest)                $3,124,027   $ 3,124,027*           $     0
-------------------------------------------------------------------------------------------------

* Payment made on 10/29/98.



QUESTIONNAIRE


For the month ended November 30, 1998                                             YES      NO
-------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period?                                                            No
-------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account?                                                                        No
-------------------------------------------------------------------------------------------------
3. Are any postpetition receivables (accounts, notes, or loans) due from
related parties?                                                                           No
-------------------------------------------------------------------------------------------------
4. Have any payments been made of prepetition liabilities this reporting
period?                                                                          Yes
-------------------------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from any party?                No
-------------------------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                                           No
-------------------------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?                           No
-------------------------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                                       No
-------------------------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                                   No
-------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                               No
-------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?             Yes
-------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                        No
-------------------------------------------------------------------------------------------------


    If the answer to any of the above questions is "YES", provide a detailed explanation of each item.



Item 4 & 11.   The Court has authorized the Debtors to pay certain
               pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

Item 5.        As of November 30, 1998 there were no funded borrowings under the
                DIP facility.

-                                   INSURANCE
                      For the month ended November 30, 1998

      There were no changes in insurance coverage for the reporting period.


                                    PERSONNEL

                      For the month ended November 30, 1998
-------------------------------------------------------------------------------------------------
                                                                          Full Time   Part Time
-------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                          2,912          22
-------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                                 115           3
-------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period                 43           6
-------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                     2,984          19
-------------------------------------------------------------------------------------------------